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                                                                  Exhibit 10.8.1


                                STATE OF NEBRASKA
                         NEBRASKA DEPARTMENT OF REVENUE

                       ETHANOL PRODUCTION CREDIT AGREEMENT
              (OREGON TRAIL ETHANOL COALITION, LLC -- AMENDMENT #1)

          Oregon Trail Ethanol Coalition, LLC ("OTEC") and the State of Nebraska ("State"), by the State Tax Commissioner, agree to amend the Ethanol Production Credit Agreement originally signed by OTEC and State in January 2002 as follows:

1.   Paragraph #1 is rescinded and replaced with the following new paragraph #1:

          1. OTEC is in the process of planning and constructing an ethanol production facility and, upon completion of the anticipated construction, will own and control an ethanol production facility located in Thayer County, Nebraska approximately 1.5 miles east of Davenport, Nebraska alongside Highway 4.

          The undersigned parties hereto accept and bind themselves to the provisions of this amendment.

          Dated this 30/th/ day of May, 2002.

                                             OREGON TRAIL ETHANOL COALITION, LLC


                                             By /s/ Michael Schardt
                                                --------------------------------
                                             Name Oregon Trail Ethanol Coalition
                                                  ------------------------------
                                             Title Vice Chairman
                                                  ------------------------------

          Dated this 6/th/ day of June, 2002.

                                             NEBRASKA DEPARTMENT OF REVENUE


                                             By /s/ Mary Jane Egr
                                                --------------------------------
                                                Mary Jane Egr
                                                State Tax Commissioner